Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of SMTC Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) Amendment Number 1 to the Company’s annual report on Form 10-K for the fiscal period ended January 4, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in Amendment Number 1 to the Company’s annual report on Form 10-K for the fiscal period ended January 4, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Caldwell
John Caldwell
President and Chief Executive Officer

Date: May 14, 2009

A signed original of this written statement required by Section 906 has been provided to SMTC Corporation and will be retained by SMTC Corporation and furnished to the Securities and Exchange Commission or its staff upon request.